Exhibit 99.1

Rigetti Computing Files Extension for Third Quarter 2022 Financial Results and Provides Business Update

BERKELEY, Calif., Nov. 14, 2022 — Rigetti Computing, Inc. (Nasdaq: RGTI) (“Rigetti” or the “Company”), a pioneer in full-stack quantum-classical computing, today announced that it has filed for an extension for the filing of its Form 10-Q for the third quarter and nine months ended September 30, 2022, and provided business updates for the third quarter of 2022. Accordingly, the Company’s previously announced earnings conference call scheduled for 5:00 pm ET today will be a business update call to discuss the delay of its third quarter financial results, its recent executive transition announcements, and its technical roadmap progress and other business updates for the third quarter of 2022. Instructions for how to access this call can be found below.

Rick Danis, General Counsel, Named Interim CEO

On November 12, 2022, the Board of Directors of the Company appointed Rick Danis, General Counsel, to serve as the Company’s Interim President and CEO until a more permanent CEO is appointed. Mr. Danis has served Rigetti for three years in the General Counsel role and has more than 25 years of experience practicing law at technology companies, primarily in-house. Dr. Chad Rigetti, prior President and CEO of the Company, will continue with the Company in a non-executive capacity until December 15, 2022.

“On behalf of the Board and Rigetti team, I’d like to thank Chad for his visionary leadership and contributions to build Rigetti into a pioneering quantum computing company,” commented Dr. Alissa Fitzgerald, member of Rigetti’s Board of Directors and Audit Committee, and Chair of the Nominating and Corporate Governance Committee. “We maintain full confidence in the Company’s unique technology capabilities, approach, and highly capable technical teams to continue advancing the Company’s roadmap going forward.”

Third Quarter 2022 Roadmap Progress

“The Rigetti team made meaningful progress in the development of our 84-qubit Ankaa and 336-qubit Lyra systems in the third quarter,” commented Rick Danis, Interim President and CEO and General Counsel of Rigetti. “In addition, we announced relationships with Bluefors, Nvidia, and Keysight that we believe will further support our efforts to scale our systems and develop additional quantum use cases for our go-to-market activities. We remain laser-focused on advancing our technology to meet our roadmap milestones.”

Third Quarter 2022 Business Developments

During the third quarter the Company:

•	Made Rigetti’s 80-qubit Aspen-M-2 and 40-qubit Aspen-11 available for public preview on Microsoft Azure Quantum. Rigetti systems are now available on the world’s two largest public cloud platforms.

•

Announced a partnership with Bluefors, a leading provider of cryogenic systems, to deliver its next-generation KIDE cryogenic platforms expected to be needed for Rigetti’s planned 336Q, 1,000Q+, and 4,000Q+ quantum processing units.

•

Forged a new collaboration with Nvidia to develop a hybrid GPU-QPU workflow for climate modeling applications. This work is expected to build on Rigetti’s prior application of quantum-classical solutions to weather modeling.

•

Announced the upcoming release of Keysight’s True-Q error mitigation software integrated into Rigetti Quantum Cloud Service (QCSTM). True-Q will be the first third-party software tool to be integrated directly into the QCS platform.

•

Hosted its inaugural investor day at its Fab-1 quantum chip fabrication facility in Fremont, California, on September 16, 2022. As part of the event, the Company presented its planned product roadmap, which we believe is designed to achieve quantum advantage and deliver performance at scale, including the Company’s anticipated Ankaa™ 84-qubit system and Lyra™ 336-qubit system, planned for release in early 2023 and late 2023, respectively. Ankaa and Lyra are expected to leverage Rigetti’s fourth generation circuit architecture, which is designed for higher performance with tunable couplers and higher connectivity.

Form 10-Q Filing and Restatement of Prior Period Financial Statements

The Company has filed a Form 12b-25 with the Securities and Exchange Commission (the SEC) to extend the filing deadline of the Company’s Form 10-Q for the quarter ended September 30, 2022. The Company is unable to file, without unreasonable effort or expense, its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022 within the prescribed time period as the necessary work, including the determination of all required adjustments and the corresponding impact on the financial statements to be included in the Company’s financial statements for such periods and evaluation of its internal controls over financial reporting and disclosure controls and procedures, is ongoing.

The Company has historically used a valuation methodology to account for the earn-out liability related to SPAC sponsor shares that are subject to vesting following the completion of the Company’s business combination with Supernova Partners Acquisition Company II Ltd., which used a volatility assumption based on a weighted average of the volatilities of the trading price of common stock for a group of comparable public companies and the common stock of the Company and the trading price of the Company’s public warrants. In connection with the preparation of the financial statements for the third quarter of 2022, management evaluated the valuation assumptions utilized in estimating the fair value of these shares using a Monte Carlo simulation model and determined that the volatility assumption used in the valuation should be revised to include a greater weight for the volatility of the trading price of the Company’s public warrants and should have included such greater weighting in the preparation of the financial statements for the first and second quarters of 2022. Accordingly, the Company has determined that the financial statements for the quarters ended March 31, 2022 and June 30, 2022 are required to be restated and the Company intends to prepare and file with the SEC a Form 10-Q/A for each such period. In addition, the Company is completing its analysis with respect to the treatment of additional operating expenses estimated to total approximately $1.6 million in the aggregate relating to electrical utility fees for a portion of the electrical usage at its Berkeley location since 2019 that were not paid and recognized in prior periods. The Company is evaluating the accounting for these additional operating expenses, which is expected to include recording an accrual of the estimated additional electric utility fees to be paid to the utility provider in its financial statements for the quarters ended March 31, 2022 and June 30, 2022, and recording operating expenses in its financial statements for the quarter ended September 30, 2022.

As part of the restatement of the financial statements for the quarters ended March 31, 2022 and June 30, 2022, the Company expects to reflect the correction of an immaterial error related to the valuation of the warrant liability with respect to the warrants issued to Trinity Capital Inc. in the restated financial statements for the quarter ended March 31, 2022, and reverse the prior correction it had previously recorded for such immaterial error in the financial statements for the quarter ended June 30, 2022 in the restated financial statements for such period. In addition, the Company is also reassessing the calculations of fair value for its private warrants that are treated as derivative warrant liabilities for the periods ended March 31, 2022 and June 30, 2022. Any revisions resulting from the reassessment would impact the reported amount of derivative warrant liabilities on the balance sheets and change in fair value of derivative warrant liabilities on the statements of operations. It is possible that additional adjustments may be identified in connection with the Company’s further assessment.

The Company’s management is assessing the effect of the foregoing on the Company’s internal control over financial reporting and disclosure controls and procedures, which may result in a material weakness in its internal control related to the accounting for complex instruments in addition to the Company’s previously reported material weakness in its internal control over financial reporting related to the lack of effective review controls over the accounting for complex warrant instruments, which resulted in its disclosure controls and procedures having been determined to be ineffective in the first quarter of 2022 and the second quarter of 2022, as previously disclosed. It is possible that such assessment may result in the identification of other material weaknesses.

Business Update Call

As previously announced, the Company will hold a conference call at 5:00 p.m. ET today, which will discuss the delay of its third quarter financial results, its recent executive transition announcements, and its technical roadmap progress and other business updates of the third quarter of 2022. Key details regarding the call are as follows:

Call Date: Monday, November 14, 2022

Call Time: 5:00 p.m. ET / 2:00 p.m. PT

Webcast Link: https://edge.media-server.com/mmc/p/bdy8tees

Live Call Participant Link:

https://register.vevent.com/register/BI5bfa2b89228a4084a5d318d95b9ce7c6

Webcast Instructions

You can listen to a live audio webcast of the conference call by visiting the “Webcast Link” above or the “Events & Presentations” section of the Company’s Investor Relations website at https://investors.rigetti.com/. A replay of the conference call will be available at the same locations following the conclusion of the call for one year.

Live Call Participant Instructions

To participate in the live call, you must register using the “Live Call Participant Link” above. Once registered, you will receive dial-in numbers and a unique PIN number. When you dial in, you will input your PIN and be routed into the call. If you register and forget your PIN, or lose the registration confirmation email, simply re-register to receive a new PIN.

About Rigetti

Rigetti is a pioneer in full-stack quantum computing. The Company has operated quantum computers over the cloud since 2017 and serves global enterprise, government, and research clients through its Rigetti Quantum Cloud Services platform. The Company’s proprietary quantum-classical infrastructure provides high performance integration with public and private clouds for practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Rigetti has more than 150 patents awarded and pending. The Company was founded in 2013 by Chad Rigetti and today employs more than 190 people with offices in the United States, U.K. and Australia. Learn more at www.rigetti.com.

Cautionary Language Concerning Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements, including statements with respect to the Company’s outlook and expectations with respect to the management transition; expectations with respect to the valuation methodology used by the Company to account for earn-out liability and the impact on the Company’s financial statements; expectations with respect to the amount and accounting treatment of estimated additional other expenses and the related impact on the Company’s financial statements; expectations with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; expectations with respect to anticipated filings with the SEC, including Form 10-Q/A to restate the quarters ended March 31, 2022 and June 30, 2022 and the Company’s anticipated Form 10-Q for the quarter ended September 30, 2022; expectations with respect to the valuation methodology for the accounting of the private placement warrants and the impact on the Company’s financial statements; the potential for additional adjustments to the Company’s financial statements; expectations regarding reflection of the warrants issued to Trinity Capital in the financial statements; expectations for the anticipated launch of the Company’s 84-qubit quantum computer, 336-qubit multi-chip processor, 1,000+ qubit system, and 4,000+ qubit system, including these systems’ timing and potential performance; expectations relating to the Company’s technology roadmap, milestones and the timing thereof; expectations with respect to Ankaa and Lyra leveraging Rigetti’s fourth generation circuit architecture and the anticipated higher performance of such architecture; expectations with respect to Rigetti’s collaborations, partnerships and contracts ; expectations with respect to the development of a workflow for climate modeling applications and the expected integration of software into Rigetti Quantum Cloud Service; and expectations relating to growth of the business, including with respect to future potential government and commercial contracts. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “outlook,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Rigetti to grow and manage growth profitably, maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to the business combination and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including financial and credit market fluctuations and uncertainty, rising inflation and interest rates, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-Q for the three months ended June 30, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Contact

Brad Williams

Rigetti Computing

press@rigetti.com

Investor Relations

RGTI@investorrelations.com